      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 1, 2001

================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                               (File No. 33-41395)

                       Pre-Effective Amendment No. __                      |_|
                       Post-Effective Amendment No. 16                     |X|
                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                               (File No. 811-6340)

                              Amendment No. 17                             |X|
                        (Check appropriate box or boxes.)

                        GREAT HALL INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

               60 SOUTH SIXTH STREET, MINNEAPOLIS, MINNESOTA 55402 (Address of Principal Executive Offices) (Zip Code)

                                 (612) 371-7765
              (Registrant's Telephone Number, including Area Code)

                                  JOHN G. TAFT
               60 SOUTH SIXTH STREET, MINNEAPOLIS, MINNESOTA 55402
                     (Name and Address of Agent for Service)

                                   COPIES TO:
          Matthew L. Thompson                       John R. Houston
          Faegre & Benson LLP             Robins, Kaplan, Miller & Ciresi L.L.P.
 90 South Seventh Street, Suite 2200               2800 LaSalle Plaza
      Minneapolis, Minnesota 55402                 800 LaSalle Avenue
                                             Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):

|_| Immediately upon filing pursuant to paragraph (b) of Rule 485 |_| On [date] pursuant to paragraph (b) of Rule 485
|X| 60 days after filing pursuant to paragraph (a)(1) of Rule 485 |_| On [date] pursuant to paragraph (a)(1) of Rule 485
|_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485 |_| on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Approximate date of proposed public offering: As soon as practicable following the effective date of this registration statement.

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's most recent Rule 24f-2 Notice was filed with the Commission on or about September 29, 2000.

================================================================================

                       GREAT HALL INVESTMENT FUNDS, INC.
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET

FORM N-1A ITEM NUMBER
---------------------

PART A                                                                   CAPTION IN PROSPECTUSES
------                                                                   -----------------------
1.     Front and Back Cover Pages......................................    Cover Pages
2.     Risk/Return Summary:  Investments, Risks
         and Performance...............................................    Profile of the Funds
3.     Risk/Return Summary:  Fee Table.................................    Fees and Expenses
4.     Investment Objectives, Principal Investment Strategies, and
         Related Risks.................................................    Profile of the Funds
5.     Management's Discussion of Fund Performance.....................    Not applicable
6.     Management, Organization, and Capital Structure.................    Fund Management
7.     Shareholder Information.........................................    Share Price; How to Buy Shares; How to
                                                                             Redeem Shares; Distributions; Taxes
8.     Distribution Arrangements.......................................    How to Buy Shares
9.     Financial Highlights Information................................    Financial Highlights

-----------------------

                                                                         CAPTION IN STATEMENT OF
PART B                                                                   ADDITIONAL INFORMATION
------                                                                   ----------------------
10.    Cover Page and Table of Contents................................    Cover Page; Table of Contents
11.    Fund History....................................................    General Information
12.    Description of the Fund and its Investments and Risks...........    Investment Policies; Investment
                                                                             Restrictions
13.    Management of the Fund..........................................    Directors and Officers
14.    Control Persons and Principal Holders
         of Securities.................................................    General Information
15.    Investment Advisory and Other Services..........................    Management and Distribution Agreements
16.    Brokerage Allocation and Other Practices........................    Portfolio Transactions
17.    Capital Stock and Other Securities..............................    General Information
18.    Purchase, Redemption and Pricing of Shares......................    Determination of Net Asset Value;
                                                                               Management and Distribution Agreements
19.    Taxation of the Fund............................................    Taxes
20.    Underwriters....................................................    Management and Distribution Agreements
21.    Calculation of Performance Data.................................    Calculation of Performance Data
22.    Financial Statements............................................    Financial and Other Information

                        GREAT HALL INVESTMENT FUNDS, INC.

                     POST-EFFECTIVE AMENDMENT NO. 16 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A

                   EXPLANATORY NOTE TO REGISTRATION STATEMENT

     Great Hall Investment Funds, Inc. (the "Registrant") currently is authorized to issue its shares in five series, as follows:

          Series A -- Great Hall Prime Money Market Fund ("Prime Fund");
          Series B -- Great Hall U.S. Government Money Market Fund ("Government
                      Fund");
          Series C -- Great Hall Tax-Free Money Market Fund ("Tax-Free Fund"); Series F -- Great Hall Institutional Prime Money Market Fund
                      ("Institutional Prime Fund"); and
          Series G -- Great Hall Institutional Tax-Free Money Market Fund
                      ("Institutional Tax-Free Fund").

     Part A consists of three prospectuses -- one prospectus for Prime Fund's, Government Fund's and Tax-Free Fund's "Investor Shares", a separate prospectus for Prime Fund's, Government Fund's and Tax-Free Fund's "Reserve Shares", and a separate prospectus for Institutional Prime Fund and Institutional Tax-Free Fund.

     Part B consists of one Statement of Additional Information ("SAI") covering all five funds.

     This post-effective amendment relates exclusively to the registration of Prime Fund's, Government Fund's and Tax-Free Fund's "Reserve Shares".

                        GREAT HALL INVESTMENT FUNDS, INC.


                     POST-EFFECTIVE AMENDMENT NO. 16 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A


                                     PART A


                PROSPECTUS FOR PRIME FUND'S GOVERNMENT FUND'S AND
                        TAX-FREE FUND'S "RESERVE SHARES"

            GREAT HALL-REGISTERED TRADEMARK- INVESTMENT FUNDS, INC.

                               MONEY MARKET FUNDS

                            PRIME MONEY MARKET FUND
                       U.S. GOVERNMENT MONEY MARKET FUND
                           TAX-FREE MONEY MARKET FUND
                                 RESERVE SHARES

                                   PROSPECTUS

                                 JULY   , 2001

    AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION
     (SEC) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED
      OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                              PROFILE OF THE FUNDS

WHAT ARE THE FUNDS?

    Great Hall Prime Money Market Fund (Prime Fund), Great Hall U.S. Government Money Market Fund (Government Fund) and Great Hall Tax-Free Money Market Fund (Tax-Free Fund) are professionally managed mutual funds. If you invest in the Funds, you become a Fund shareholder.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

    Each Fund's investment objective is to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. These objectives cannot be changed without the approval of Fund shareholders.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?

    - PRIME FUND. Prime Fund invests in a variety of high quality money market instruments, including commercial paper, corporate debt obligations, U.S. Government securities, bank securities, certificates of deposit and repurchase agreements.

    - GOVERNMENT FUND. Government Fund invests only in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements secured by such obligations.

    - TAX-FREE FUND. Tax-Free Fund invests in high quality debt obligations that pay interest that is exempt from federal income taxes. In normal market conditions, at least 80% of the Fund's assets must be invested in such tax-exempt securities. However, the Fund's investment adviser will attempt to keep substantially all of the Fund's assets invested in tax-exempt securities.

    Federal regulations require money market funds to meet strict quality, maturity and diversification standards. The Funds have adopted policies to ensure that they meet each of these standards. In certain respects (as discussed below), the Funds exceed these standards.

    - CREDIT QUALITY. Money market funds must invest exclusively in high quality securities. To be considered high quality, a security generally must be rated in one of the two highest short-term credit quality categories by a nationally recognized rating organization such as Standard & Poors Corporation or Moody's Investors Service, Inc. If a security is unrated, the money market fund's investment adviser must consider it to be of comparable quality to a rated security.

      The Funds maintain even higher standards. For example, the Funds do not invest in unrated securities. Additionally, the Prime Fund and the Government Fund invest only in securities that have received the highest short-term rating by at least two rating organizations, and the Tax-Free Fund invests only in securities that have received the highest short-term rating by at least one rating organization.

    - MATURITY. Each Fund must invest exclusively in securities having remaining maturities of 397 days or less. Each Fund also must maintain a dollar weighted average portfolio maturity of 90 days or less. Government Fund voluntarily maintains a shorter dollar weighted average portfolio maturity of 60 days or less.

    - DIVERSIFICATION. Immediately after any investment by a Fund (other than a U.S. Government security or a security that is "guaranteed" by another party), the Fund may not have more than 5% of its assets invested in securities of such issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.

WHO SHOULD INVEST IN THE FUNDS?

    The Funds are designed for investors looking for current income and a stable investment. BEFORE YOU INVEST, PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

    Each Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the Board of Directors. These standards are based on special rules for money market funds designed to help them maintain a stable share price of $1.00 per share. However, it is possible to lose money by investing in the Funds. The Funds could also underperform other short-term debt instruments or money market funds.

    - INTEREST RATE CHANGES. As with any investment whose yield reflects current interest rates, the Funds' yields will change over time. During periods when interest rates are low, a Fund's yield will also be low.

    - AN ISSUER OR GUARANTOR OF THE FUNDS' SECURITIES DEFAULTS. Although the risk of default is generally considered small, any default on the part of a portfolio investment or downgrade in its credit rating could cause the Fund's share price or yield to fall.

    - INVESTMENT ADVISER'S JUDGMENT. The Funds are subject to the risk that the investment adviser's security selection and expectations regarding interest rate trends will cause the Funds' yields to lag other funds with similar investment objectives. The Funds' emphasis on quality and stability could also cause them to underperform other money market funds, particularly those that take greater maturity and credit risks.

    - THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

    - FUND INVESTMENT IS NOT INSURED. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

HOW HAVE THE FUNDS PERFORMED OVER TIME?

    Below are a chart and a table for each Fund indicating the risks of investing in each Fund by comparing the Fund's performance from year to year and its average annual return compared with that of a broad measure of market performance. The figures in the table assume that all distributions were reinvested. Keep in mind that each Fund's past performance does not indicate how the Fund will perform in the future.

    Information presented the bar chart and table is for the initially offered class of each Fund's shares (the "Investor Shares"). Each Fund's Reserve Shares
were first publicly offered on July   , 2001. Each Fund's Investor Shares and
Reserve Shares will have substantially similar returns, because they are invested in the same portfolio of securities. However, the performance of the Reserve Shares will be somewhat lower due to their higher expenses.

    IF YOU WOULD LIKE TO KNOW A FUND'S CURRENT SEVEN-DAY YIELD, CALL THE FUND AT 1-800-934-6674.

PRIME FUND
             ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31,

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  3.25%
1993  2.55%
1994  3.54%
1995  5.22%
1996  4.83%
1997  4.98%
1998  5.00%
1999  4.61%
2000

During the period shown in the above chart, the highest return for a calendar
quarter was    % (quarter ended             ) and the lowest return for a
quarter was was    % (quarter ended             ).

                                Annual Total Returns for the Periods Ended December 31, 2000
                         --------------------------------------------------------------------------
                                                                                Since Inception
                                 1 Year                   5 Years              (November 1, 1991)
                         --------------------------------------------------------------------------
Prime Fund..............              %                         %                         %
iMoneyNet First Tier
  Retail Taxable Money
  Market Fund Average...              %                         %                         %

    Prime Fund's total return for the six months ended June 30, 2001 was    %.

GOVERNMENT FUND
             ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31,

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  3.11%
1993  2.47%
1994  3.48%
1995  5.18%
1996  4.76%
1997  4.93%
1998  4.89%
1999  4.52%
2000

During the period shown in the above chart, the highest return for a calendar
quarter was    % (quarter ended             ) and the lowest return for a
quarter was was    % (quarter ended             ).

                                 Annual Total Returns for the Periods Ended December 31, 2000
                             --------------------------------------------------------------------
                                                                               Since Inception
                                    1 Year                 5 Years            (November 1, 1991)
                             --------------------------------------------------------------------
Government Fund.............             %                       %                       %
iMoneyNet U.S. Government
  and Agencies Retail Money
  Market Fund Average.......             %                       %                       %

    Government Fund's total return for the six months ended June 30, 2001 was %.

TAX-FREE FUND

             ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31,

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  2.55%
1993  1.97%
1994  2.34%
1995  3.28%
1996  2.94%
1997  3.08%
1998  2.95%
1999  2.74%
2000

During the period shown in the above chart, the highest return for a calendar
quarter was    % (quarter ended             ) and the lowest return for a
quarter was was    % (quarter ended             ).

                                Annual Total Returns for the Periods Ended December 31, 2000
                         --------------------------------------------------------------------------
                                                                                Since Inception
                                 1 Year                   5 Years              (November 1, 1991)
                         --------------------------------------------------------------------------
Tax-Free Fund...........              %                         %                         %
iMoneyNet Stockbroker
  and General Purpose
  Money Market Fund
  Average...............              %                         %                         %

    Tax-Free Fund's total return for the six months ended June 30, 2001 was %.

                               FEES AND EXPENSES

    This table sets forth the fees and expenses you will pay if you invest in the Funds' Reserve Shares.

                                                     Prime        Government       Tax-Free
                                                     Fund            Fund            Fund
                                                     -----        ----------       --------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) on purchases.......     None          None             None
Maximum deferred sales charge (load)...........     None          None             None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES DEDUCTED FROM FUND ASSETS)
Management fee.................................      0.44%           0.44%           0.50%
Administrative service fee (12b-1).............      0.25%           0.25%           0.25%
Other expenses.................................          %               %               %
                                                     ----            ----            ----
Total annual fund operating expenses...........          %               %               %

    The investment adviser may voluntarily waive fund operating expenses from time to time. Any such program may be changed or eliminated at any time without notice.

EXAMPLE

    This example helps you to compare the costs of investing in the Funds' Reserve Shares with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

    - You invest $10,000 in the Fund for the period shown
    - Your investment has a 5% return each year
    - You reinvest all distributions and dividends without a sales charge
    - The Fund's operating expenses levels remain the same from year to year

                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
                                                     --------------------------------------------
                                                      1 year     3 years     5 years     10 years
                                                     --------------------------------------------
Prime Fund.......................................      $           $           $           $
Government Fund..................................
Tax-Free Fund....................................

                                FUND MANAGEMENT

    INVESTMENT ADVISER. The Funds have entered into an investment advisory agreement with Voyageur Asset Management, Inc. (formerly named Insight Investment Management, Inc.) to serve as the Funds' investment adviser. Voyageur's address is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur selects the Funds' investments and oversees their operations. Voyageur has been registered with the SEC as an investment adviser since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. Voyageur is a wholly-owned subsidiary of Dain Rauscher Corporation.

    MANAGEMENT FEE. For its services, Voyageur received a fee during the Fund's last fiscal year equal to the amount shown below:

                                                       Management fee
                                               (AS A PERCENTAGE OF THE FUND'S
                   Fund                          AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------
Prime Fund.................................                 0.44%
Government Fund............................                 0.44%
Tax-Free Fund..............................                 0.50%

    DISTRIBUTOR. Dain Rauscher Incorporated (Dain Rauscher) is the distributor of the Funds' shares. The firm is a member of the New York Stock Exchange and of the National Association of Securities Dealers, Inc., and (like Voyageur) is a wholly-owned subsidiary of Dain Rauscher Corporation, which in turn is an indirect wholly owned subsidiary of Royal Bank of Canada.

    Each Fund has adopted a plan of distribution that allows it to pay Dain Rauscher a fee for various administrative services Dain Rauscher (or participating financial institutions) perform in connection with the distribution of the Fund's shares. For each Fund's Reserve Shares, the administrative service fee are equal to 0.25% of the average daily net assets of the outstanding Reserve Shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    Dain Rauscher uses its administrative services fees, among other matters, to compensate participating financial institutions for providing various marketing, consulting, access and related administrative services. Dain Rauscher will compensate the participating financial institutions based on the nature and level of the services they agree to perform.

                                  SHARE PRICE

    The Funds calculate their share prices at the close of each business day for the New York Stock Exchange (currently 4:00 p.m. New York time). A Fund's share price is its net asset value per share (or NAV), which is the value of the Fund's net assets divided by the number of its outstanding shares. The Funds seek to maintain a stable NAV of $1.00 per share.

                               HOW TO BUY SHARES

    You may purchase shares of each Fund at their next determined NAV. The Funds are sold without a sales charge. You may open an account to purchase shares by contacting your investment executive or by contacting the Fund directly at the address or telephone number on the cover of this Prospectus.

                              HOW TO REDEEM SHARES

    You may redeem shares for cash at their next determined NAV by contacting your investment executive. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check clears. Redemptions may be suspended or postponed at times when the New York Stock Exchange is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes.

                                 DISTRIBUTIONS

    Each Fund declares a dividend of substantially all of its net investment income on each business day. These dividends are paid monthly. Each Fund will distribute its capital gains (if it has any) once a year, typically in December. Each Fund may make additional distributions if necessary for the Fund to avoid paying taxes. Each Fund expects distributions to be primarily from income. The Funds normally will not earn or distribute long-term capital gains. Dividends and distributions are reinvested in additional Fund shares at NAV.

                                     TAXES

    Shortly after the beginning of each year, the Funds provide you with information about the distributions and dividends you received during the previous year.

    Because everybody's tax situation is different, you should consult with your tax advisor about the tax implications of your investment in a Fund.

    PRIME FUND AND GOVERNMENT FUND. Under federal law, the income derived from obligations issued by the U.S. Government and certain of its agencies and instrumentalities is exempt from state individual income taxes. Most states permit mutual funds to "pass through" this tax exemption to their shareholders.

    TAX-FREE FUND. Dividends derived from interest on tax-exempt municipal obligations will generally not be subject to federal income tax. Capital gain distributions on municipal obligations will be taxed as capital gains, even if reinvested in additional shares. The Tax-Free Fund anticipates that substantially all of its dividends will be exempt from federal income taxes (including the federal alternative minimum tax) and will notify each shareholder annually of the tax status of all distributions. Distributions, however, may be subject to state and local taxes.

                              FINANCIAL HIGHLIGHTS

    The following tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables (other than the information for the six months ended
January 31, 2001) was audited by KPMG LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Funds' annual report (available upon request). The following information relates to each Fund's Investor Shares, the only class issued and outstanding during the period reported. The financial performance for each Fund's Reserve Shares will be somewhat lower, due to the higher expenses borne by holders of such shares.

PRIME FUND

                         Six-month period
                        ended January 31,      Year ended       Year ended       Year ended       Year ended       Year ended
                         2001 (unaudited)    July 31, 2000    July 31, 1999    July 31, 1998    July 31, 1997    July 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period..............      $     1.00         $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations..........            0.03               0.05             0.05             0.05             0.05             0.05
Distributions to
  shareholders from
  investment income...           (0.03)             (0.05)           (0.05)           (0.05)           (0.05)           (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
  of period...........      $     1.00         $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
-------------------------------------------------------------------------------------------------------------------------------
Total return..........             3.0%               5.3%             4.6%             5.0%             4.9%             5.0%
Net assets at end of
  period (000's
  omitted)............      $                  $4,851,503       $4,522,700       $4,844,352       $3,129,854       $2,405,456
Ratio of expenses to
  average daily net
  assets..............            0.62%*             0.63%            0.61%            0.63%            0.64%            0.70%
Ratio of net
  investment income to
  average daily net
  assets..............            6.01%*             5.32%            4.62%            5.04%            4.90%            4.93%

------------------------------
* Adjusted to an annual basis.

GOVERNMENT FUND

                        Six-month period
                       ended January 31,      Year ended       Year ended       Year ended       Year ended       Year ended
                        2001 (unaudited)    July 31, 2000    July 31, 1999    July 31, 1998    July 31, 1997    July 31, 1996
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period.............       $   1.00           $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations.........           0.03               0.05             0.05             0.05             0.05             0.05
Distributions to
  shareholders from
  investment
  income.............          (0.03)             (0.05)           (0.05)           (0.05)           (0.05)           (0.05)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
  of period..........       $   1.00           $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
------------------------------------------------------------------------------------------------------------------------------
Total return.........            3.0%               5.2%             4.5%             5.0%             4.8%             4.9%
Net assets at end of
  period (000's
  omitted)...........       $                  $266,961         $271,376         $228,929         $182,155         $146,686
Ratio of expenses to
  average daily net
  assets.............               %              0.57%             .59%             .59%            0.60%            0.65%
Ratio of net
  investment income
  to average daily
  net assets.........               %              5.22%            4.50%            4.98%            4.85%            4.87%

TAX-FREE FUND

                        Six-month period
                       ended January 31,      Year ended       Year ended       Year ended       Year ended       Year ended
                        2001 (unaudited)    July 31, 2000    July 31, 1999    July 31, 1998    July 31, 1997    July 31, 1996
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period.............       $   1.00           $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations.........           0.02               0.03             0.03             0.03             0.03             0.03
Distributions to
  shareholders from
  investment
  income.............          (0.02)             (0.03)           (0.03)           (0.03)           (0.03)           (0.03)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
  of period..........       $   1.00           $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
------------------------------------------------------------------------------------------------------------------------------
Total return.........            1.8%               3.2%             2.7%             3.1%             3.0%             3.0%
Net assets at end of
  period (000's
  omitted)...........       $                  $426,230         $497,139         $545,849         $422,740         $359,153
Ratio of expenses to
  average daily net
  assets.............           0.61%*             0.59%            0.59%            0.58%            0.58%            0.59%
Ratio of net
  investment income
  to average daily
  net assets.........           3.48%*             3.16%            2.65%            3.05%            3.02%            3.03%

------------------------------
* Adjusted to an annual basis.

GREAT HALL INVESTMENT FUNDS, INC.

    SHAREHOLDER REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

    STATEMENT OF ADDITIONAL INFORMATION. The Funds' Statement of Additional Information provides more detailed information about the Funds and is incorporated into this prospectus by reference.

    You can make inquiries about the Funds or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting Great Hall Investment Funds, Inc. at 1-800-934-6674 or by writing to the Funds at Great Hall Investment Funds, Inc., 60 South Sixth Street, Minneapolis, Minnesota 55402.

    You can also copy and review the Funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's internet web site at http:www.sec.gov.

    IN DECIDING WHETHER OR NOT TO INVEST, YOU SHOULD NOT RELY ON ANY INFORMATION CONCERNING THE FUNDS OTHER THAN INFORMATION CONTAINED OR REFERENCED IN THIS
PROSPECTUS. INFORMATION IN THIS PROSPECTUS IS CURRENT AS OF JULY   , 2001 BUT
MAY CHANGE WITHOUT NOTICE AFTER SUCH DATE.

                  Investment Company Act File Number 811-6340

       GREAT HALL IS A REGISTERED TRADEMARK OF DAIN RAUSCHER CORPORATION.

                        GREAT HALL INVESTMENT FUNDS, INC.


                     POST-EFFECTIVE AMENDMENT NO. 16 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A


                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

GREAT HALL-REGISTERED TRADEMARK- INVESTMENT FUNDS, INC.
 PRIME MONEY MARKET FUND
 --------------------------------------------------------
 INSTITUTIONAL PRIME MONEY MARKET FUND
 --------------------------------------------------------
 U.S. GOVERNMENT MONEY MARKET FUND
 --------------------------------------------------------
 TAX-FREE MONEY MARKET FUND
 --------------------------------------------------------
 INSTITUTIONAL TAX-FREE MONEY MARKET FUND
 --------------------------------------------------------
  60 SOUTH SIXTH STREET
  MINNEAPOLIS, MINNESOTA 55402
  (800) 934-6674

                  --------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY   , 2001
                  --------------------------------------------

    Great Hall Prime Money Market Fund ("Prime Fund"), Great Hall Institutional Prime Money Market Fund ("Institutional Prime Fund"), Great Hall U.S. Government Money Market Fund ("Government Fund"), Great Hall Tax-Free Money Market Fund ("Tax-Free Fund") and Great Hall Institutional Tax-Free Money Market Fund ("Institutional Tax-Free Fund") (collectively, the "Funds") are diversified series of Great Hall Investment Funds, Inc. ("Great Hall"), an open-end mutual fund which currently offers its shares of common stock in five series.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the applicable Fund Prospectus, dated December 1, 2000 (with respect to Prime Fund's, Government Fund's and Tax-Free Fund's "Investor Shares" and with respect to Institutional Prime Fund and Institutional Tax-Free
Fund) or July   , 2001 (with respect to Prime Fund's, Government Fund's and
Tax-Free Fund's "Reserve Shares"), which have been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of a Prospectus, please call Great Hall or your investment executive. The financial statements included as part of the Funds' Annual Report to shareholders for the Fiscal year ended
July 31, 2000 and the Financial Statements included as part of the Funds' Semi-Annual Report to shareholders dated January 31, 2001 are incorporated by reference into this Statement of Additional Information.

                               TABLE OF CONTENTS

                                                              Page
Investment Policies.........................................   B-2
Investment Restrictions.....................................   B-9
Taxes.......................................................  B-11
Portfolio Transactions......................................  B-13
Management and Distribution Agreements......................  B-14
Determination of Net Asset Value............................  B-15
Calculation of Performance Data.............................  B-16
Directors and Officers......................................  B-17
General Information.........................................  B-19
Counsel and Auditors........................................  B-21
Financial and Other Information.............................  B-21
Appendix -- Ratings of Investments..........................   A-1

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL
INFORMATION OR THE PROSPECTUSES DATED DECEMBER 1, 2000 AND JULY   , 2001, AND,
IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GREAT HALL OR THE DISTRIBUTOR (AS DEFINED HEREIN). THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ANY OF THE FUNDS SINCE THE DATE HEREOF.

                              INVESTMENT POLICIES

    The following information supplements that set forth in each applicable Fund's Prospectus and does not, standing alone, present a complete explanation of the matters disclosed. You must also refer to the Prospectus to obtain information on the matters disclosed below.

ALL FUNDS

    RULE 2A-7 STANDARDS. Each Fund is managed in accordance with Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"), which imposes strict portfolio quality, maturity and diversification standards on money market funds. Great Hall's Board of Directors has adopted guidelines designed to ensure compliance with Rule 2a-7 by each Fund, and the Board oversees the day-to-day determinations by Voyageur Asset Management, Inc. (formerly named Insight Investment Management, Inc.), each Fund's investment adviser (the "Adviser"), that each Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Funds are managed in accordance with standards that are more strict than those required by Rule 2a-7.

    Each Fund may invest exclusively in U.S. dollar-denominated investment that present minimal credit risk and are within Rule 2a-7's definition of "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or if only on NRSRO has rated such security, then by that one NRSRO) in one of the two highest short-term rating categories (such as A-1 or A-2 by Standard & Poors Corporation ("S&P") and/or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's")). Prime Fund, Institutional Prime Fund and Government Fund invest exclusively in securities with two NRSRO ratings, and Tax-Free Fund and Institutional Tax Free Fund's investments must have at least one NRSRO rating. The Funds currently do not invest in unrated securities.

    Each investment by a Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment. In addition, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. Government Fund voluntarily maintains a shorter dollar-weighted average portfolio maturity of 60 days or less.

    Immediately after the purchase of any investment by a Fund (other than a U.S. Government security or a security that is subject to a "guarantee"), the Fund may not have invested more than 5% of its total assets in securities issued by such issuer, except for certain temporary investments. Securities subject to guarantees are not subject to this test. However, immediately after a Fund acquires a security subject to a guarantee, then with respect to 75% of the Fund's total assets, not more than 10% of the Fund's total assets may be invested in securities either issued or guaranteed by such guarantor.

    In addition, Rule 2a-7 imposes strict limits on Prime Fund, Institutional Prime Fund and Government Fund by limiting invests in "Second Tier Securities." Rule 2a-7 generally requires that at least 95% of each such Fund's investments must be in "First Tier Securities." THE FUNDS CURRENTLY INVEST EXCLUSIVELY IN FIRST TIER SECURITIES. "First Tier Securities" are defined generally as Eligible Securities rated by two NRSROs (or if only one NRSRO has rated such security, then by that one NRSRO) in the highest short-term rating categories (such as A-1 by S&P and/or Prime-1 by Moody's), or unrated securities that are deemed to be of comparable quality. Second Tier Securities are defined as Eligible Securities that do not qualify as First Tier Securities.

    GOVERNMENT SECURITIES. Each Fund may invest without limitation in obligations of the United States Government or agencies or instrumentalities of the United States Government ("Government Obligations"). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government Obligations, such as U.S. Treasury bills, notes and bonds and securities issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the United States Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury. Still other Government Obligations, such as those issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. IN NONE OF THESE CASES, HOWEVER, DOES THE UNITED STATES GOVERNMENT GUARANTEE THE VALUE OR YIELD OF THE GOVERNMENT OBLIGATIONS THEMSELVES OR THE NET ASSET VALUE OF ANY FUND'S SHARES.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to any of the securities in which the Fund may invest directly. A repurchase agreement is an agreement under which a Fund will purchase a security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer to the Fund's custodian of eligible securities with an initial market value, including accrued interest, equal to at least the dollar amount invested by the Fund in each agreement, and with the value of the underlying securities marked to market daily to maintain at least 100% collateralization of the repurchase price (including accrued interest). A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase obligation and might also cause the Fund to incur disposition costs in liquidating the collateral. However, each Fund intends to enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with the 100 largest U.S. commercial banks (as measured by domestic deposits). Additionally, each Fund intends to follow the collateral custody, protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As a non-fundamental policy, no Fund will invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments.

    ILLIQUID INVESTMENTS; LIQUIDITY GUIDELINES. Each Fund is permitted to invest up to 10% of its assets in all forms of "illiquid" investments and may invest without limitation in "restricted" securities which the Adviser, pursuant to liquidity standards established by Great Hall's Board of Directors, has determined are liquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Adviser believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Adviser to be liquid in accordance with liquidity guidelines established by Great Hall's Board of Directors. Under these guidelines, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers,
(c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

GREAT HALL PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND

    Prime Fund and Institutional Prime Fund invests in high quality, domestic money market instruments, including but not limited to Government Obligations (described above under "All Funds -- Government Securities"); high-grade corporate debt obligations; obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers' acceptances and documented discount notes and letters of credit; high-grade commercial paper guaranteed or issued by domestic corporations; and instruments (including repurchase agreements) secured by such obligations.

    Investments in obligations of banks and savings and loans are limited to:
(a) certificates of deposit issued by banks with assets in excess of $500,000,000 or branches of such banks; (b) certificates of deposit or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers' acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that Prime Fund and Institutional Prime Fund may have on deposit at any one bank or savings and loan. Bankers' acceptances and letters of credit are not so insured. Deposit obligations of foreign banks or domestic branches of foreign banks also are not covered by FDIC insurance; in addition, such investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as future political and economic developments and the possible imposition of governmental restrictions.

    Prime Fund and Institutional Prime Fund currently are permitted to purchase commercial paper and other corporate and bank debt obligations only if the issuer has received the highest short-term rating from at least two Nationally Recognized Statistical Rating Organizations (such as "Prime-1" by Moody's Investor Services, Inc. and "A-1" by Standard & Poor's Corporation) with respect to either the obligation to be purchased or with respect to a class of debt obligations that is comparable in priority and security with the obligation to be purchased.

    Prime Fund and Institutional Prime Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities and U.S. dollar-denominated obligations issued by domestic branches of foreign depository institutions, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. Obligations of foreign branches and subsidiaries of foreign deposit institutions may be the general obligation of the parent institution or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Neither Prime Fund nor Institutional Prime Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in the obligations specified in this paragraph.

    Prime Fund and Institutional Prime Fund may also invest in obligations of states and their agencies, instrumentalities and political subdivisions that bear interest generally includable in gross income for federal income tax purposes (collectively, "taxable municipal securities"). Certain taxable municipal securities are not "general obligations" (obligations secured by the full faith and credit or taxing power of a governmental body) and, in those cases, are repayable only from such revenues as may be pledged to repay such securities. The Fund will not invest more than 5% of its total assets (taken at market value at the time of each investment) in taxable municipal securities.

    Investments in foreign securities and taxable municipal securities are subject to the same general credit review and credit quality standards as are applicable to the securities in which Prime Fund and Institutional Prime Fund are permitted to invest. However, the financial information available on these obligations may be more limited than what is available for securities that are registered with the SEC or that otherwise are issued by entities that are required to file reports under the Securities Exchange Act of 1934, as amended. Foreign securities are subject to other risks that may include unfavorable political and economic developments and possible withholding taxes or other governmental restrictions that might affect the principal or interest on securities owned by a Fund.

GREAT HALL U.S. GOVERNMENT MONEY MARKET FUND

    Government Fund may invest only in Government Obligations (described above under "All Funds -- Government Securities") and in repurchase agreements fully collateralized by Government Obligations.

GREAT HALL TAX-FREE MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET
  FUND

    Tax-Free Fund and Institutional Tax-Free Fund invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests therein, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation.

    The types of obligations that such Funds may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Fund and Institutional Tax-Free Fund may also invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

    Securities purchased by such Funds mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of such law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

    Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

    Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of such issues now have variable or floating interest rates and demand features that may permit Tax-Free Fund and Institutional Tax-Free Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

    Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

    Although Tax-Free Fund and Institutional Tax-Free Fund may invest more than 25% of their net assets in: (a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, it does not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information with respect to Tax-Free Fund and Institutional Tax-Free Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

    Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Fund and Institutional Tax-Free Fund has been introduced in Congress; other such legislation also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Fund and Institutional Tax-Free Fund's portfolio. Upon the effectiveness of any such legislation that materially affects the Tax-Free Fund and Institutional Tax-Free Fund's ability to achieve its investment objective, the Board of Directors of Great Hall will reevaluate such Funds' investment objective and submit to its shareholders for approval necessary changes in its objectives and policies.

    VARIABLE AND FLOATING RATE DEMAND MUNICIPAL OBLIGATIONS. Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such obligations. The issuer of such an obligation may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

    The variable or floating rate demand municipal obligations in which Tax-Free Fund and Institutional Tax-Free Fund may invest are payable on demand at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The terms of such obligations must provide that interest rates are adjustable at intervals ranging from weekly up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective obligations. Such obligations are subject to the quality characteristics for municipal obligations set forth above and described in the Prospectus. Tax-Free Fund and Institutional Tax-Free Fund may invest, without limitation, in such obligations.

    The principal and accrued interest payable to the Funds on demand will be supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank) whose short-term taxable debt meets the quality criteria for investment by the Funds in municipal obligations, except in cases where the security itself meets the credit criteria of the Funds without such letter of credit or comparable guarantee. Thus, although the underlying variable or floating rate demand obligation may be unrated, Tax-Free Fund and Institutional Tax-Free Fund in such cases will have at all times an alternate credit source to draw upon for payment with respect to such security.

    Tax-Free Fund and Institutional Tax-Free Fund may also purchase participation interests in variable or floating rate obligations. Such participation interests will have, as part of the participation agreement between the Funds and the selling financial institution, a demand feature that permits the Funds to demand payment from the seller of the principal amount of the Funds' participation plus accrued interest thereon. This demand feature always will be supported by a letter of credit or comparable guarantee provided by the selling financial institution. Such financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which the Funds have a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Fund and Institutional Tax-Free Fund will purchase such participation interests only when the yield to the Funds, net of such fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

    While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, Great Hall currently expects that Tax-Free Fund and Institutional Tax-Free Fund will exercise their right to demand payment of principal and accrued interest on such an obligation if it no longer meets the Funds' quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

    STAND-BY COMMITMENTS. Consistent with the requirement of Rule 2a-7, Tax-Free Fund and Institutional Tax-Free Fund may also acquire "stand-by commitments" with respect to obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase, at the Funds' option, specified obligations at a specified price. "Stand-by commitments" are the equivalent of a "put" option acquired by the Funds with respect to particular obligations held in its portfolio.

    The amount payable to Tax-Free Fund or Institutional Tax-Free Fund upon its exercise of a "stand-by commitment" will normally be: (a) the Funds' acquisition cost of the obligation (excluding any accrued interest that the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the obligation; plus
(b) all interest accrued on the obligations since the last interest payment date during the period such obligation is owned by the Fund. "Stand-by commitments" may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Fund and Institutional Tax-Free Fund only during the 60 day period before the maturity of such obligation. Absent unusual circumstances, Tax-Free Fund and Institutional Tax-Free Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a "stand-by commitment" is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Fund and Institutional Tax-Free Fund's right to exercise "stand-by commitments" must be unconditional and unqualified. A "stand-by commitment" is not transferable by the Funds, although it may sell the underlying obligation to a third party at any time.

    Tax-Free Fund and Institutional Tax-Free Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, it may pay for "stand-by commitments" either separately in cash or by paying a higher price for obligations that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held in the Funds' portfolio may not exceed 1/2 of 1% of the value of the Funds' total assets calculated immediately after each "stand-by commitment" is acquired.

    Tax-Free Fund and Institutional Tax-Free Fund intend to enter into "stand-by commitments" only with dealers, banks and broker-dealers that, in the opinion of the Adviser, present minimum credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a "stand-by commitment" could have an adverse impact on the liquidity of Tax-Free Fund or Institutional Tax-Free Fund during periods of rising interest rates.

    Tax-Free Fund and Institutional Tax-Free Fund intend to acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. "Stand-by commitments" will be valued at zero in determining net asset value. Where Tax-Free Fund or Institutional Tax-Free Fund pays directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held. "Stand-by commitments" will not affect the average weighted maturity of Tax-Free Fund or Institutional Tax-Free Fund's portfolio.

    "WHEN-ISSUED" OBLIGATIONS. Tax-Free Fund and Institutional Tax-Free Fund may make commitments to purchase municipal obligations on a "when-issued" basis, i.e., delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Funds enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. Great Hall intends that Tax-Free Fund and Institutional Tax-Free Fund will make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Funds make a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate account for the Funds consisting of cash or liquid debt securities with a value at least equal to the amount of the Funds' commitments to purchase "when-issued" obligations.

    Obligations purchased on a "when-issued" basis or held in the Funds' portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, if to achieve higher interest income the Funds remain substantially fully invested at the same time that it has purchased obligations on a "when-issued" basis, there will be a greater possibility that the market value of Tax-Free Fund and Institutional Tax-Free Fund's assets will vary from $1.00 per share. See "Net Asset Value." However, Tax-Free Fund and Institutional Tax-Free Fund do not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a "when-issued" basis.

    When payment is made for "when-issued" securities, Tax-Free Fund and Institutional Tax-Free Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" securities themselves (which may have a market value greater or less than the Funds' obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause the Funds to realize income not exempt from federal income taxation.

    STATE AND MUNICIPAL LEASE OBLIGATIONS. Tax-Free Fund and Institutional Tax-Free Fund are permitted to invest in state and municipal lease obligations ("municipal leases"). Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed in the Prospectus), the Adviser may treat certain municipal leases as liquid investments and not subject to the policy limiting investments in illiquid investments.

    Municipal leases are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase or conditional sale contract or a participation certificate in such a lease or contract. Municipal leases frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies. In determining municipal leases in which the Fund will invest, the Adviser will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Adviser may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution.

    The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Municipal leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (a) the inclusion in many municipal leases of a "nonappropriation clause" that provides that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis; (b) the exclusion of a municipal lease from the definition of indebtedness under relevant state law; or (c) the provision in the municipal lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

    If a municipal lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in a loss.

    Municipal leases represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations. Therefore, as mentioned above, municipal leases held by Tax-Free Fund and Institutional Tax-Free Fund will be treated as illiquid unless they are determined to be liquid pursuant to the aforementioned liquidity guidelines. Additionally, the lack of an established trading market for municipal leases may make the determination of fair market value more difficult.

                            INVESTMENT RESTRICTIONS

    In addition to the investment objectives and those policies identified as fundamental in the Prospectus, each of the Funds has adopted the following investment restrictions and limitations, which may not be changed without approval of shareholders owning a majority of the outstanding shares of each such Fund, which as used in the Prospectus and this Statement of Additional Information means the lesser of: (a) 67% or more of the shares present at a shareholders' meeting if more than 50% of such Fund's shares are represented at the meeting in person or by proxy; or (b) more than 50% of the outstanding shares of such Fund.

    As a fundamental policy, Prime Fund, Government Fund, and Tax-Free Fund may not:

    (1) purchase common stocks, preferred stocks, warrants or other equity securities;

    (2) purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that, subject to applicable SEC rules (see the discussion of Rule 2a-7 below), up to 25% of its total assets may be invested without regard to this 5% limitation;

    (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Prime Fund and Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test;

    (4) invest more than 5% of its assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation, with its predecessor, for more than three years);

    (5) borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

    (6) pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (5) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

    (7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

    (8) write, purchase or sell put or call options, straddles, spreads or any combination thereof except that Tax-Free Fund may acquire rights to resell obligations as set forth herein under "Great Hall Tax-Free Money

Market Fund and Institutional Tax-Free Money Market Fund -- Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments";

    (9) underwrite any securities issued by others;

   (10) purchase or sell real estate or real estate mortgage loans (although the Funds may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases;

   (11) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies; provided, however, that it may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days;

   (12) invest in companies for the purpose of exercising control or management of another company; or

   (13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. "Investment companies" refers only to companies registered as investment companies under the 1940 Act.

    With respect to the application of the 5% limitation contained in investment restriction (2) above to Tax-Free Fund, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers. In addition to the above restrictions and limitations, Tax-Free Fund may not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that Tax-Free Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

    As fundamental policies, Institutional Prime Fund and Institutional Tax-Free Fund may not:

    (1) borrow money or issue senior securities (as defined the Investment Company Act of 1940, as amended), except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

    (2) underwrite securities issued by other persons, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

    (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Institutional Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Institutional Prime Fund and Institutional Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and
(iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test.;

    (4) purchase or sell real estate or real estate mortgage loans (although a Fund may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases; or

    (5) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, each Fund has adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors of Great Hall without the approval by such Fund's shareholders.

    As a non-fundamental policy, Prime Fund, Government Fund, and Tax-Free Fund may not invest more than 10% of its net assets in all forms of illiquid investments, as set forth in the Prospectus under "Illiquid Investments."

    As non-fundamental policies, Institutional Prime Fund and Institutional Tax-Free Fund may not:

    (1) invest in companies for the purpose of exercising control or management;

    (2) invest in securities issued by other investment companies in excess off limits imposed by applicable law;

    (3) invest more than 10% of its net assets in illiquid investments including but not limited to repurchase agreements maturing in more than seven days;

    (4) pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings; or

    (5) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

    PERCENTAGE RESTRICTIONS. With respect to each of the Funds, if a fundamental or non-fundamental percentage restriction or limitation is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values or net assets will not be considered a violation thereof.

                                     TAXES

TAXATION OF THE FUNDS -- IN GENERAL

    Each of the Funds has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to do so. To so qualify, a Fund must, among other things;
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of such Fund's taxable year. Furthermore, in order to be entitled to pay exempt-interest dividends to shareholders, Tax-Free Fund and Institutional Tax-Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax ("tax-exempt obligations").

    As a regulated investment company, a Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders if at least 90% of its net investment income (including tax-exempt income net of any disallowed deductions relating thereto) and net short-term capital gain for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits.

    Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute:
(a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve-month period ending on October 31 (or December 31, if such Fund so elects); and (c) any portion (not taxed to such Fund) of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

    If Tax-Free Fund or Institutional Tax-Free Fund disposes of a tax-exempt obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

    If a shareholder receives an exempt-interest dividend with respect to any share and sells or exchanges such share after holding it for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits received by shareholders that are subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by shareholders of the Fund.

    Distributions of exempt-interest dividends by Tax-Free Fund and Institutional Tax-Free Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations that, if realized by the shareholder directly, would be exempt from such taxes. Tax-Free Fund and Institutional Tax-Free Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt obligations held by such Fund during the preceding year. Shareholders of Tax-Free Fund and Institutional Tax-Free Fund are advised to consult their tax advisers concerning the application of state and local taxes.

    Under the Code, investors will not be allowed to deduct interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends to the extent such interest expenses relate to exempt-interest dividends received by the shareholder. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of a Fund. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

    Tax-Free Fund and Institutional Tax-Free Fund may acquire variable and floating rate demand municipal obligations and "stand-by commitments" or "puts" from banks and municipal securities dealers. See "Great Hall Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund -- Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments" in this Statement of Additional Information. With respect to each such acquisition, an opinion of issuer's counsel will be issued that Tax-Free Fund and Institutional Tax-Free Fund will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to such demand features or to such stand-by commitments; the interest on such municipal obligations will be tax-exempt to Tax-Free Fund and Institutional Tax-Free Fund; and the purchase prices of municipal obligations subject to stand-by commitments must be allocated between such securities and stand-by commitments based upon their relative fair market values.

    A Fund, or a shareholder's broker with respect to a Fund, is required to withhold federal income tax at a rate of 31% of the dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish such Fund with a correct taxpayer identification number ("TIN") or to certify that the shareholder is exempt from such withholding or if the Internal Revenue Service notifies such Fund or broker that the shareholder has provided such Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return. An individual's TIN is his or her social security number.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal or state income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning.

    EACH INVESTOR IS ADVISED TO CONSULT HIS OR HER TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE, LOCAL AND FOREIGN TAXATION.

                             PORTFOLIO TRANSACTIONS

    As provided in the investment advisory agreement in effect between the Adviser and the Funds, the Adviser makes investment decisions and decisions as to the execution of portfolio transactions for the Funds, subject to the general supervision of the Board of Directors of Great Hall. At times, investment decisions may be made to purchase or sell the same investment security for more than one Fund, in which case the transactions will be allocated as to amount and price in a manner considered equitable to each Fund. In some cases this procedure may possibly have a detrimental effect on the price or volume of the security as far as one or more Funds are concerned. On the other hand, the ability of the Funds to participate in volume transactions may produce better executions for the Funds in some cases. It is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

    Under the 1940 Act, persons affiliated with Great Hall are prohibited from dealing with Great Hall as a principal in the purchase and sale of investments. Since over-the-counter transactions are usually principal transactions, affiliated persons of Great Hall may not serve as a dealer in connection with such transfers or commitments. The 1940 Act also prohibits Great Hall from purchasing a security being publicly underwritten from a syndicate in which any affiliated person is a principal underwriter except in accordance with certain limitations. Furthermore, Great Hall may not use any affiliated person as a broker or dealer in executing portfolio transactions without complying with the limitations imposed by the rules of the SEC, which rules require the commissions, fees or other remuneration received by such affiliated broker or dealer be: (a) reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker or dealer on comparable transactions for its most favored comparable unaffiliated customers.

    Most purchase and sale transactions with respect to a Fund are with the issuer or an underwriter or with major dealers of securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter normally includes a commission paid by the issuer to the underwriter. Purchases or sales from or to dealers will normally reflect the spread between bid and ask prices.

    The Adviser, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as in its opinion will offer the best price and market for the execution of each transaction. Given the best price and market obtainable, it is the practice of the Funds when purchasing through dealers to select them primarily on the basis of the furnishing by such dealers, in addition to satisfactory execution of the transaction, of research information and statistical and other services to the Adviser. It is not always possible to place a dollar value on information and services received from dealers. Since it is only supplementary to the Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Adviser's expenses. Such Funds may also consider, subject to the requirement of best execution, dealers' sales of the Funds' shares when selecting dealers to execute portfolio transactions. While the Adviser will be primarily responsible for the placement of such Funds' business, the policies and practices of the Funds in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Directors of Great Hall.

    Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because transactional costs are small, portfolio turnover is not expected to materially affect net asset value or yields. None of the Funds paid any brokerage commissions during the year ended July 31, 2000. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, and therefore, each Fund's turnover rate for reporting purposes will be zero.

                     MANAGEMENT AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISER; INVESTMENT ADVISORY AGREEMENT

    The Adviser serves as each Fund's investment adviser. The Adviser is a wholly owned subsidiary of Dain Rauscher Corporation which, in turn, is an indirect wholly owned subsidiary of Royal Bank of Canada.

    Pursuant to an investment advisory agreement (the "Advisory Agreement"), the Adviser performs and bears the internal cost of research, statistical analysis and continuous supervision of the investment portfolio of each Fund and furnishes office facilities and certain clerical and administrative services to the Funds. In addition, the Adviser bears all promotional expenses, including the cost of printing and distributing prospectuses utilized for promotional purposes. Other expenses are borne by whichever Fund incurs the expense and such expenses include, but are not limited to, taxes, interest, brokerage fees and commissions, and costs and expenses associated with the following matters and services: registration and qualification of Great Hall, the Funds and their shares with the SEC and the various states; services of custodians, transfer agent, dividend disbursing agent, accounting services agents, shareholder services agents, independent auditors and outside legal counsel; maintenance of corporate existence; preparation, printing and distribution of prospectuses to existing Fund shareholders; services of Great Hall directors who are not employees of the Adviser or of the Distributor or any of their affiliates; directors' and shareholders' meetings, including the printing and mailing of proxy materials; insurance premiums for fidelity and other coverage; issuance and sale of Fund shares (to the extent not borne by the Distributor under its agreement with Great Hall); redemption of Fund shares; printing and mailing of stock certificates representing shares of the Funds; association membership dues; preparation, printing and mailing of shareholder reports; and portfolio pricing services, if any. Expenses borne by Great Hall and attributable to only one Fund will be allocated to that Fund; expenses that are not specifically allocable will be allocated to each Fund in a manner and on a basis determined in good faith by the Board of Directors of Great Hall, including a majority of the Directors who are not "interested" persons of Great Hall or the Adviser, to be fair and equitable.

    Under the Advisory Agreement, the Adviser receives a monthly advisory fee based upon the average value of each Fund's daily net assets. The Tax-Free Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets. The Prime Fund and the Government Fund each pay an advisory fee that is scaled downward as net assets increase. The fee for the Prime Fund is paid at an annual rate of .55% on average daily net assets up to $700 million, .50% on average daily net assets of over $700 million up to $1.2 billion, .45% on average daily net assets of over $1.2 billion up to $2 billion, and .40% on average daily net assets of over $2 billion. The fee for the Government Fund is paid at an annual rate of .50% on average daily net assets up to $100 million,
 .40% on average daily net assets of over $100 million up to $300 million, and .35% on average daily net assets over $300 million. Institutional Prime Fund and
Institutional Tax-Free Fund pays the Adviser a fee at an annual rate of .25% of its average net assets.

    The Funds have paid advisory fees to the Adviser as follows:

                              Prime     Institutional  Government    Tax-Free    Institutional
       Year Ended             Fund       Prime Fund       Fund         Fund      Tax-Free Fund
  --

----------------------------------------------------------------------------------------------

July 31, 2000............  $20,912,465   $1,043,328    $1,219,404   $2,194,075     $260,556*
July 31, 1999............  $20,639,795   $  714,258    $1,177,276   $2,661,827     $100,138*
July 31, 1998............  $17,513,185   $  237,858*   $  963,402   $2,371,641          N/A

   * The Adviser voluntarily waived $100,138 and $48,800 of Institutional Tax-Free Fund's advisory fees for the years ended July 31, 1999 and July 31, 2000 and $28,050 of Institutional Prime Fund's advisory fees for the year ended July 31, 1998.

    The Advisory Agreement continues in effect from year to year, if specifically approved at least annually by a vote cast in person at a meeting called for such purpose by a majority of the Directors of Great Hall, and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of Great Hall or the Adviser ("Independent Directors"). The Advisory Agreement may be terminated by either party thereto, by the

Independent Directors or by a vote of the holders of a majority of the outstanding securities of Great Hall, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of an assignment. Termination will not affect the right of the Adviser to receive payment of any unpaid balance of the compensation earned prior to termination.

THE DISTRIBUTOR

    The Funds are distributed by Dain Rauscher Incorporated, 60 South Sixth Street, Minneapolis, MN 55402 (the "Distributor"), a member firm of the New York Stock Exchange (the "NYSE"), the National Association of Securities
Dealers, Inc. and a wholly owned subsidiary of DRC which, in turn, is an indirect wholly owned subsidiary of Royal Bank of Canada. The Funds have agreed to indemnify the Distributor and its affiliates, to the extent permitted by applicable law, against certain liabilities under the Securities Act of 1933. Each of Prime Fund, Government Fund and Tax-Free Fund (with respect to its Reserve Shares only) has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under Rule 12b-1.

    The plan of distribution authorized such Funds to pay the Distributor a fee for various administrative services that the Distributor (or participating financial institutions) perform in connection with the distribution of the Fund's shares. The Distributor uses the administrative services fee, among other matters, to compensate participating financial institutions for providing marketing, consulting, access and related administrative services. The Distributor compensates participating financial institutions based on the nature and level of administrative services they agree to perform.

    For each of Prime Fund's, Government Fund's and Tax-Free Fund's Reserve Shares, the administrative service fee paid by the Fund to the Distributor is equal to 0.25% of the average daily net assets of the outstanding Reserve Shares [The Distributor received no compensation from such Funds with respect to the Reserve Shares during the last fiscal year because the Reserve Shares were not offered during the last fiscal year.]

    The Distributor receives no compensation for the sale of Investor Shares of such Funds or for the sale of shares of Institutional Prime Fund or Institutional Tax-Free Fund.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Fund is calculated separately for each Fund. The assets and liabilities of each Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the SEC. Assets and liabilities attributable to a specific Fund are allocated to that Fund. Assets and liabilities not readily identifiable to a Fund will be allocated among the Funds in a manner and on a basis determined in good faith pursuant to procedures established by the Board of Directors, including a majority of the Directors who are not "interested persons" of Great Hall or the Adviser, to be fair and equitable.

    The Funds value their portfolio securities using the amortized cost method. This method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to a Fund's shareholders in the daily dividend, the value of such Fund's assets and, thus, its net asset value per share, will generally remain constant. Although this method provides certainty in valuation, it may result in periods during which the value of a Fund's securities, as determined by amortized cost, is higher or lower than the price such Fund would receive if it sold the securities. During such periods, the yields on shares of such Fund may differ somewhat from that obtained in similar funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of their portfolio securities. For example, if the use of amortized cost by any Fund resulted in lower aggregate portfolio value on a particular day, prospective investors in such Fund would be able to obtain a somewhat higher yield than would result from investments in a similar fund utilizing solely market values. The converse would apply during a period of rising interest rates.

    On July 31, 2000, the net asset value and the maximum public offering price per share for the Funds were calculated as follows:

PRIME FUND (INVESTOR SHARES)

    Net Assets ($4,851,503,115)
  ------------------------------      =   Net Asset Value Per Share ($1.00)
Shares Outstanding ($4,851,503,115)

INSTITUTIONAL PRIME FUND

     Net Assets ($382,490,569)
  ------------------------------      =   Net Asset Value Per Share ($1.00)
 Shares Outstanding (382,490,569)

GOVERNMENT FUND (INVESTOR SHARES)

     Net Assets ($266,961,171)
  ------------------------------      =   Net Asset Value Per Share ($1.00)
 Shares Outstanding (266,961,171)

TAX-FREE FUND (INVESTOR SHARES)

     Net Assets ($426,229,658)
  ------------------------------      =   Net Asset Value Per Share ($1.00)
 Shares Outstanding (426,229,658)

INSTITUTIONAL TAX-FREE FUND

     Net Assets ($158,920,884)
  ------------------------------      =   Net Asset Value Per Share ($1.00)
 Shares Outstanding (158,920,884)

                        CALCULATION OF PERFORMANCE DATA

YIELD

    As stated in the Prospectus, each Fund from time to time may advertise its yield.

    The current yield of the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.

    For the seven-day period ended July 31, 2000, the current yields of Prime Fund (Investor Shares), Institutional Prime Fund, Government Fund (Investor Shares), Tax-Free Fund (Investor Shares) and Institutional Tax-Free Fund were 6.09%, 6.34%, 6.04%, 3.61% and 3.88%, respectively.

    The effective or compounded yield for the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective yield = [(Base period return + 1) 365/7] - 1

    For the seven-day period ended July 31, 2000, the effective yields of Prime Fund (Investor Shares), Institutional Prime Fund, Government Fund (Investor Shares), Tax-Free Fund (Investor Shares) and Institutional Tax-Free Fund were 6.28%, 6.54%, 6.22%, 3.67% and 3.95%, respectively.

    The taxable equivalent yield of Tax-Free Fund (Investor Shares) and Institutional Tax-Free Fund is calculated by applying the stated income tax rate only to that portion of the Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (E.G., 1 minus 36% equals 64%), and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of the Fund's yield, if any, that is not tax-exempt.

    Assuming federal marginal tax rates of 28%, 31%, 36% and 39.6%, the taxable equivalent current yields of Tax-Free Fund (Investor Shares) for the seven-day period ended July 31, 2000 were 5.01%, 5.23%, 5.64% and 5.98%, respectively. The taxable equivalent current yields of Institutional Tax-Free Fund for the seven-day period ended July 31, 2000 were 5.39%, 5.62%, 6.06% and 6.42%, respectively. Assuming the same federal marginal tax rates, the taxable equivalent effective yields of Tax-Free Fund (Investor Shares) for the seven-day period ended July 31, 2000 were 5.10%, 5.32%, 5.73% and 6.08%, respectively. The taxable equivalent effective yields of Institutional Tax-Free Fund for the seven-day period ended July 31, 2000 were 5.49%, 5.72%, 6.17% and 6.54%, respectively.

                             DIRECTORS AND OFFICERS

    Directors and officers of Great Hall, together with information as to their principal occupations during the past five years, are set forth below. Except as otherwise set forth below, the address of each officer and director is the same as that of Great Hall -- 60 South Sixth Street, Minneapolis, Minnesota 55402.

                                                                                            Principal Occupations
                                                                                          During the Past Five Years
                 Name and Address                           Position                        and Other Affiliations

--------------------------------------------------------------------------------------------------------------------------------

T. Geron ("Jerry") Bell                             Director                  President of the Minnesota Twins Baseball Club
Age: [59]                                                                     Incorporated since 1987.
34 Puckett Place
Minneapolis, MN 55415

Sandra J. Hale                                      Director                  President of Enterprise Management, Int'l. since
Age: [65]                                                                     1991; Minnesota Commissioner of Administration
2308 West Lake of the Isles Pkwy.                                             from 1982 to 1990.
Minneapolis, MN 55405

Ron James                                           Director                  President and Chief Executive Officer, Center for
Age: [49]                                                                     Ethical Business Cultures since 2000; President
300 Sycamore Lane                                                             and Chief Executive Officer of Ceridian
Plymouth, MN 55441                                                            Corporation -- Human Resources Group from 1996
                                                                              to1998; Vice President -- Minnesota of U.S. West
                                                                              Communications from 1990 to 1995; Vice President
                                                                              and General Manager -- Large Business Markets of
                                                                              U.S. West Communications from 1987 to 1990.

Jay H. Wein                                         Director                  Independent investor and business consultant since
Age: [68]                                                                     1989; director of Information Advantage, Inc. from
5305 Elm Ridge Circle                                                         1992 to 1999 and of three private commercial
Excelsior, MN 55331                                                           companies; retired in 1989 after 15 years as
                                                                              Office Managing Partner of the Minneapolis/St.
                                                                              Paul Office of Arthur Andersen & Co.

                                                                                            Principal Occupations
                                                                                          During the Past Five Years
                 Name and Address                           Position                        and Other Affiliations

--------------------------------------------------------------------------------------------------------------------------------

John G Taft                                         Chief Executive Officer   [        ]
Age: [  ]

Raye C. Kanzenbach                                  Chief Investment Officer  Managing Director and Chief Investment Officer of
Age: [51]                                                                     the Adviser; prior to 1991, Director, Senior Vice
                                                                              President and Secretary of the Adviser Bond
                                                                              Management, Inc. since 1983.

Daniel J. Collins                                   Chief Financial Officer   Controller of Dain Rauscher Incorporated and Chief
Age: [36]                                                                     Financial Officer of the Adviser since 2000;
                                                                              Finance Director, US Bank Consumer Banking from
                                                                              1997 to 2000; Senior Manager, Ernst & Young LLP
                                                                              from 1991 to 1997; Auditor, Coopers & Lybrand LLP
                                                                              from 1987 to 1991.

Matthew L. Thompson                                 Secretary                 Partner of Faegre & Benson LLP, Great Hall's
Age: [44]                                                                     general counsel, since May 1995; Vice President,
2200 Wells Fargo Center                                                       Assistant Secretary and Corporate/Fund Counsel of
90 South Seventh Street                                                       DRC from January 1994 to May 1995; prior thereto,
Minneapolis, MN 55402                                                         Partner of Dorsey & Whitney since 1993 and
                                                                              Associate of Dorsey & Whitney from 1985 through
                                                                              1992.

Jennifer Lammers                                    Compliance Officer        Compliance Officer of the Adviser since 2000; Vice
Age: [39]                                                                     President and Manager Financial Reporting and Fund
                                                                              Accounting of Dain Rauscher Incorporated since
                                                                              2000 and Manager External Reporting from 1998 to
                                                                              2000; Controller, PROSAR Incorporated from 1997 to
                                                                              1998; Director, Internal Audit, International
                                                                              Multifoods Corporation from 1995 to 1997.

    The annual compensation of each Director is $12,000 plus $1,000 for each meeting attended. No compensation is paid by Great Hall to its officers. The following table sets forth for such period the aggregate compensation (excluding expenses) paid by Great Hall to its directors during the fiscal year ended
July 31, 2000:

                               COMPENSATION TABLE

                                                                  Pensions or Retirement
                                                                     Benefits Accrued
                                          Aggregate Compensation        as part of
            Name of Director                 from Great Hall       Great Hall Expenses

----------------------------------------------------------------------------------------

T. Geron (Jerry) Bell...................         $16,000                    None
Sandra J. Hale..........................         $16,000                    None
Ron James...............................         $16,000                    None
Jay H. Wein.............................         $16,000                    None

    Additional directors of the Adviser are as follows:

                       Name                                                     Other Positions

---------------------------------------------------------------------------------------------------------------------------

John G. Taft......................................  [                ]
John C. Appel.....................................  Vice Chairman of the Distributor
Peter M. Grant II.................................  Senior Managing Director of the Distributor
David J. Parrin...................................  Executive Vice President and Chief Financial Officer of the Distributor
Irving Weiser.....................................  Chairman, Chief Executive Officer and President of the Distributor

                              GENERAL INFORMATION

    Great Hall was incorporated under the laws of the State of Minnesota in June 1991 and is registered with the SEC under the 1940 Act as an open-ended management investment company (commonly known as a "mutual fund"). This registration does not involve supervision of management or investment policy by an agency of the federal government. Great Hall is authorized to issue shares representing interests in separate series. Currently, Great Hall offers its shares in five separate series. One hundred billion shares have been designated for each of the Prime Fund, the Government Fund and the Tax-Free Fund. Ten billion shares have been designated for each of the Institutional Prime Fund and the Institutional Tax-Free Fund.

    Shares of Prime Fund, Government Fund and Tax Free Fund are issued by Great Hall in two separate classes, which are referred to as Investor Shares and Reserve Shares of such Funds. Such shares provide for variations in administrative servicing fees, voting rights and dividends. To the extent permitted by the 1940 Act, Great Hall may also provide for variations in other costs between such share classes although it has no present intention to do so. Except for differences between such two classes, each class of shares represents an equal proportionate interest in such Fund. Shares of Institutional Prime Fund and Institutional Tax Free Fund are issued in only one share class.

    Under the terms of the Custodian Agreement, Wells Fargo Bank Minnesota, N.A., [733 Marquette Avenue, Minneapolis, Minnesota 55479-0040] (the "Custodian") holds and safekeeps all of the assets of each Fund. For its services, the Custodian receives from each Fund a monthly fee based upon the average market value of such Fund's securities held in custody plus securities transaction charges; it is also reimbursed for certain out-of-pocket expenses.

    Under the terms of an Investment Account Agreement, State Street,
801 Pennsylvania, Kansas City, Missouri 64105, (the "Fund Accounting Agent") performs necessary investment accounting and recordkeeping services for the Fund. For its services, the Fund Accounting Agent is paid a monthly fee and is reimbursed for certain out-of-pocket expenses.

    Under the terms of the Transfer Agency Agreement, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19890-0001, (the "Transfer Agent") maintains the shareholder account records for each Fund, handles certain communications between shareholders and each Fund, distributes dividends and distributions payable by each Fund and produces statements with respect to account activity for each Fund and its shareholders. For these services, the Transfer Agent receives a flat monthly fee and is also reimbursed for certain out-of-pocket expenses.

    The Distributor also performs certain shareholder account services for the Funds pursuant to a Shareholder Account Service Agreement. Under the terms of the Shareholder Account Service Agreement, the Distributor disburses or credits all proceeds of redemptions, dividends and other distributions to shareholders, handles certain communications between shareholders and each Fund, prepares shareholder records, maintains a master account with the Transfer Agent on behalf of shareholders and performs other related services. For its services, the Distributor receives a monthly fee computed on the basis of the number of shareholder accounts that are maintained for each Fund during the month and also is reimbursed for certain out-of-pocket expenses.

    Great Hall maintains accounting records that specifically allocate assets and liabilities on a series by series basis. The shares of each series represent an undivided interest in the assets and liabilities specifically allocated to that series. Creditors and other persons contracting with Great Hall with respect to a series may look solely to the assets of that series to satisfy claims against Great Hall.

    Dain Rauscher Incorporated is the record owner of all outstanding shares of each Fund. Set forth below are the names, addresses and number of shares of each Fund beneficially owned by persons known to Great Hall and Dain Rauscher Incorporated to beneficially own more than 5% of any Fund's common shares as of
July   , 2001:

                                           Number of Shares          % of
            Name and Address              Beneficially Owned  Outstanding Shares

--------------------------------------------------------------------------------

[INFORMATION TO BE PROVIDED BY A POST-EFFECTIVE AMENDMENT.]

    Depending on prevailing economic and market conditions, the presence of one or more large beneficial owners in a Fund could pose certain risks to the Fund and its other shareholders. For example, the presence of such a shareholder could raise liquidity concerns which could require the Fund to invest in a manner that may not optimize investment returns. As of the date of this Statement of Additional Information, the Adviser does not believe that the presence of any of the aforementioned beneficial owners poses such a risk.

    Great Hall's Articles of Incorporation and Bylaws provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Minnesota corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of Great Hall, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendements to Rule 12b-1 plans.

    Under Minnesota law, the Board of Directors has overall responsibility for managing Great Hall in good faith, in a manner reasonably believed to be in the best interests of Great Hall, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances.

    Under Minnesota law, directors owe Great Hall and its shareholders certain fiduciary duties, including a duty of "loyalty" (to act in good faith and in the best interests of Great Hall) and a duty of "care" (to act with the care that a reasonably prudent person would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate the personal monetary liability of directors to the corporation or its shareholders for breach of the duty of "care." Directors of corporations adopting such a limitation provision still owe the corporation this duty of "care," but under most circumstances cannot be sued for monetary damages for breaches of such duty. The Articles of Incorporation of Great Hall limit the liability of directors to the fullest extent permitted by law.

    The directors of Great Hall remain fully liable (including possibly for monetary damages) for breaches of their duty of "loyalty," for self-dealing, for bad faith and intentional misconduct, and for violations of the 1933 Act, the Securities Exchange Act of 1934, and certain provisions of Minnesota corporation law. Additionally, the 1940 Act prohibits limiting a director's liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the director's duties in the conduct of the director's office, and it is uncertain whether and to what extent directors remain liable for monetary damages for violations of the 1940 Act. The SEC staff has taken the position that investment company directors remain liable for monetary damages under certain circumstances.

    Upon issuance and sale in accordance with the terms of the Funds' Prospectus and Statement of Additional Information, each share of a Fund will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Shares" in the Prospectus. In the event of the dissolution or liquidation of Great Hall, the holders of the shares of any Fund are entitled to receive, as a class, the underlying assets of such Fund available for distribution to shareholders.

                              COUNSEL AND AUDITORS

    Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as Great Hall's general counsel. Robins, Kaplan, Miller & Ciresi L.L.P., 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402, serves as counsel to Great Hall's disinterested directors.

    KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, has been selected as the independent auditors of Great Hall for its fiscal year ending July 31, 2001.

                        FINANCIAL AND OTHER INFORMATION

    The Prospectus and this Statement of Additional Information do not contain all the information included in Great Hall's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits thereto may be examined at the office of the SEC in Washington, D.C.

    Statements contained in the Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                    APPENDIX

                             RATINGS OF INVESTMENTS

    The following is a description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper, loan, note and bond ratings. To the extent that ratings accorded by S&P or Moody's may change as a result of changes in such organizations, the Funds will attempt to use comparable rating standards for their permissible investments.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER, LOAN AND NOTE RATINGS.

    The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Repayment capacity will normally be evidenced by the following characteristics:

    - Leading market positions in well established industries.
    - High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Loans bearing the designation MIG-1 by Moody's are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    Loans bearing the designation of MIG-2 are of high quality, with margins of protection ample although not so large as the preceding group.

    Loans bearing the designation of MIG-3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DESCRIPTION OF S&P'S COMMERCIAL PAPER AND MUNICIPAL NOTE RATINGS

    The rating A is the highest commercial paper rating assigned by S&P. Issues in this category have the greatest capacity for timely payment and are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    The designation A-2 indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

    The designation A-3 indicates a satisfactory capacity for timely payment. However, issues with this designation are somewhat more vulnerable to the adverse effects of changes in circumstances than issues carrying the higher designations.

    Municipal notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issuers determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    Municipal notes rated SP-2 have a satisfactory capacity to pay principal and interest.

    Municipal notes rated SP-3 have a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S BOND RATINGS

    AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

    BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S BOND RATINGS

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with respect to Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Within each rating classification from Aa through B, Moody's has assigned the numerical modifiers 1, 2 and 3. The modifier 1 indicates that a security ranks in the high end of that rating category, 2 in the mid-range of a category and 3 nearer the low end of a category.

                        GREAT HALL INVESTMENT FUNDS, INC.


                     POST-EFFECTIVE AMENDMENT NO. 16 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A


                                     PART C


                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

ITEM 23 -- EXHIBITS

(a)      Articles of Incorporation(1)
(a)(1)   Certificate of Designation for Series A, Class 2 Common Shares,
         Series B, Class 2 Common Shares and Series C, Class 2 Common Shares(8)
(b)      Bylaws(8)
(c)      Not applicable
(d)      Investment Advisory Agreement(4)
(e)      Distribution Agreement(8)
(f)      Not applicable
(g)      Custodian Contract(1)
(h)(1)   Transfer Agency and Service Agreement(2)
(h)(2)   Shareholder Account Services Agreement(8)
(h)(3)   Investment Accounting Agreement(3)
(i)      Opinion and Consent of Faegre & Benson LLP(8)
(j)      Consent of KPMG LLP(7)
(k)      Not applicable
(l)      Letter of Investment Intent (1)
(m)      Rule 12b-1 Plan of Distribution (Reserve Shares)(8)
(n)      Rule 18f-3 Multiple Class Plan(8)
(o)      Code of Ethics(6)
(p)      Power of Attorney(6)

--------------------------------------------------------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement filed on or about November 29, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed on or about December 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on or about August 1, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on or about September 29, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on or about November 25, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on or about November 25, 1998.

(6) 6Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on or about December 1, 2000.

(7) To be filed by post-effective amendment pursuant to Rule 485(b) on or before the effective date of this Registration Statement.

(8) Filed electronically herewith.

ITEM 24 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         See the information set forth under the caption "Fund Management" in the Prospectuses (Part A of this Registration Statement) and under the captions "Management and Distribution Agreements" and "Directors and Officers" in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 25 -- INDEMNIFICATION

         The Articles of Incorporation (Exhibit (a)) and Bylaws (Exhibit (b)) of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (a) has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) acted in good faith; (c) received no improper personal benefit; (d) complied with the Minnesota Statute dealing with directors' conflicts of interest, if applicable; (e) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (f) reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26 -- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser and on the officers and directors of the investment adviser is set forth under the caption "Fund Management" in the Prospectuses (Part A of this Registration Statement) and under the captions "Management and Distribution Agreements" and "Directors and Officers" in the Statements of Additional Information (Part B of this Registration Statement).

ITEM 27 -- PRINCIPAL UNDERWRITERS

         (a) As set forth in the Prospectuses and Statement of Additional Information, Dain Rauscher Incorporated ("DRI") serves as the principal underwriter of the Registrant's shares of common stock. As of the date of this filing, DRI does not serve as a principal underwriter to any other registered investment companies.

         (b) The principal business address of each director and officer of Dain Rauscher Incorporated is 60 South Sixth Street, Minneapolis, Minnesota 55402, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402 or CityPlace, 2711 North Haskell Avenue, Dallas, Texas 75204. The names, positions and offices of the directors and senior officers of DRI are set forth below.

[THIS LIST NEEDS TO BE UPDATED]

    Name                    Positions and Offices With Underwriter
    ----                    --------------------------------------
    John C. Appel           Vice Chairman
    Daniel J. Collins       Senior Vice President and Controller
    Peter F. Devos          Director of Corporate Finance
    Peter M. Grant          Senior Managing Director
    Jonathan Harris         Director of Compliance
    Terry A. Moen           CROP
    David J. Parrin         Executive Vice President and Chief Financial Officer
    Paula H. Phillippe      Director and Executive Vice President
    Thomas J. Stotts        SROP
    Ronald A. Tschetter     Senior Executive Vice President
    Irving Weiser           Chairman, President and Executive Officer
    Michelle R. White       Senior Vice President

         (c)      Not applicable.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

         The custodian of the Registrant is Wells Fargo Bank Minnesota, N.A., 90 South Seventh Street, Minneapolis, Minnesota 55402. The dividend disbursing agent and transfer agent of the Registrant is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The fund accounting agent of the Registrant is State Street Bank, 801 Pennsylvania, Kansas City, Missouri 64105. Other records will be maintained by the Registrant at its principal offices, which are located at 60 South Sixth Street, Minneapolis, Minnesota 55402.

ITEM 29 -- MANAGEMENT SERVICES

         Not applicable.

ITEM 30 -- UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 31st day of May, 2001.

                              GREAT HALL INVESTMENT FUNDS, INC.


                              By       /s/ John G. Taft
                                 ----------------------------------
                                       John G. Taft
                                       Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


Name/Signature                         Title                                          Date
--------------                         -----                                          ----
   /s/ John G. Taft                    Chief Executive Officer
-----------------------------------    (Principal Executive Officer)                  May 31, 2001
John G. Taft

   /s/ Daniel J. Collins               Chief Financial Officer
-----------------------------------    (Principal Financial and Accounting
Daniel J. Collins                      Officer)                                       May 31, 2001


T. Geron Bell*                         Director

Sandra J. Hale*                        Director

Ron James*                             Director

Jay H. Wein*                           Director


*By    /s/  Daniel J. Collins
     ----------------------------------------
       Daniel J. Collins
       Attorney-in-Fact                                                               May 31, 2001

(Pursuant to Powers of Attorney dated September 6, 2000, filed as Exhibit S to Post-Effective Amendment No. 15 to the Registration Statement on December 1, 2000.)

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------
    (a)       Articles of Incorporation(1)
    (a)(1)    Certificate of Designation for Series A, Class 2
              Common Shares, Series B, Class 2 Common Shares
              and Series C, Class 2 Common Shares                          Filed Electronically herewith
    (b)       Bylaws                                                       Filed Electronically herewith
    (c)       Not applicable
    (d)       Investment Advisory Agreement(4)
    (e)       Distribution Agreement                                       Filed Electronically herewith
    (f)       Not applicable
    (g)       Custodian Contract(1)
    (h)(1)    Transfer Agency and Service Agreement(2)
    (h)(2)    Shareholder Account Services Agreement                       Filed Electronically herewith
    (h)(3)    Investment Accounting Agreement(3)
    (i)       Opinion and Consent of Faegre & Benson LLP                   Filed Electronically herewith
    (j)       Consent of KPMG LLP(7)
    (k)       Not applicable
    (l)       Letter of Investment Intent(1)
    (m)       Rule 12b-1 Plan of Distribution (Reserve Shares)             Filed Electronically herewith
    (n)       Rule 18f-3 Multiple Class Plan                               Filed Electronically herewith
    (o)       Code of Ethics(6)
    (p)       Power of Attorney(6)

--------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement filed on or about November 29, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed on or about December 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on or about August 1, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on or about September 29, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on or about November 25, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on or about November 25, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on or about December 1, 2000.

(7) To be filed by post-effective amendment pursuant to Rule 485(b) on or before the effective date of this Registration Statement.